DEBT	6 Months Ended
Jun. 30, 2024
Debt Disclosure [Abstract]
DEBT	DEBT
Short-term borrowings, bank overdrafts and long-term debt consisted of the following:

	June 30, 2024	December 31, 2023

	(U.S. Dollars in thousands)
Revolving Credit Facility	$47,743	$89,750
Term Loan A and Term Loan B	706,400	810,975
Vessel financing loans	67,421	74,774
Other long-term financing arrangements	33,885	34,895
Other revolving credit facilities, at a weighted average interest rate of 4.2% as of June 30, 2024 (6.5% as of December 31, 2023)	57,389	38,770
Bank overdrafts	38,613	11,488
Finance lease obligations, at a weighted average interest rate of 5.0% as of June 30, 2024 (4.2% as of December 31, 2023)	35,714	33,184
Total debt, gross	987,165	1,093,836
Unamortized debt discounts and debt issuance costs	(11,064)	(14,395)
Total debt, net	976,101	1,079,441
Current maturities, net of unamortized debt discounts and debt issuance costs	(55,201)	(222,940)
Bank overdrafts	(38,613)	(11,488)
Long-term debt, net	$882,287	$845,013
Term Loan and Revolving Credit Facility
Under the terms of the Credit Agreement entered into on March 26, 2021 (and subsequently amended on August 3, 2021), the Company has a senior secured revolving credit facility (the “Revolving Credit Facility”) in place which provides for borrowings of up to $600.0 million and two term loan facilities (“Term Loan A” and “Term Loan B”) which provided for borrowings of $300.0 million and $540.0 million, respectively.
Interest under the Revolving Credit Facility and Term Loan A is payable, at the option of Dole, either at (i) SOFR plus 0.10%, or the respective benchmark rate depending on the currency of the loan, plus 1.00% to 2.75%, with a benchmark floor of 0.00% or (ii) a base rate plus 0.00% to 1.75%, in each case, to be determined based on credit ratings and the Company’s total net leverage ratio. Interest under Term Loan B is payable, at the option of Dole, either at (i) SOFR plus the applicable credit spread adjustment, or the respective benchmark rate depending on the currency of the loan, plus 2.00% to 2.25%, with a benchmark floor of 0.00% or (ii) a base rate plus 1.00% to 1.25%, in each case, to be determined based on credit ratings. As discussed in Note 14 “Derivative Financial Instruments”, the Company enters into interest rate swap arrangements to fix a portion of the Credit Agreement’s variable rate debt to fixed rate debt.
On April 25, 2024, Dole voluntarily prepaid $100.0 million of its Term Loan A and Term Loan B facilities with proceeds from the sale of the Progressive Produce business. As a result of this voluntary repayment, principal payments under Term Loan A are no longer due quarterly.
Principal payments of $1.4 million under Term Loan B are due quarterly until maturity, with the remaining balance due on the maturity date of August 3, 2028. Under the terms of the Credit Agreement, the Company may be required to use a portion of the proceeds from the Vegetables exit process to make a prepayment on Term Loan A and Term Loan B. As of June 30, 2024, it is estimated that there will be no minimum prepayment associated with the Vegetables exit process. As the terms of alternative transactions develop, the estimated minimum prepayment may change. The Revolving Credit Facility has an expiration date of August 3, 2026.
As of June 30, 2024, amounts outstanding under Term Loan A and Term Loan B were $706.4 million, in the aggregate, and borrowings under the Revolving Credit Facility were $47.7 million. After taking into account approximately $5.8 million of related outstanding letters of credit, Dole had $546.5 million available for cash borrowings under the Revolving Credit Facility as of June 30, 2024. As of December 31, 2023, amounts outstanding under Term Loan A and Term Loan B were $811.0 million, in the aggregate, and borrowings under the Revolving Credit Facility were $89.8 million. After taking into account approximately $5.9 million of related outstanding letters of credit, Dole had $504.3 million available for cash borrowings under the Revolving Credit Facility as of December 31, 2023.
Borrowings under the Credit Agreement are secured by substantially all of the Company’s material U.S. assets of wholly owned subsidiaries, certain European assets and by the equity interests of substantially all Dole subsidiaries located in the U.S. and certain subsidiaries located in Europe.
Lines of Credit
In addition to amounts available under the Revolving Credit Facility, Dole’s subsidiaries have lines of credit and overdraft facilities of approximately $278.0 million at various local banks, of which $180.6 million was available for use as of June 30, 2024. As of December 31, 2023, there were lines of credit of $269.6 million, of which $217.2 million was available for use. These lines of credit are used primarily for short-term borrowings or bank guarantees. The majority of Dole’s lines of credit and overdraft facilities extend indefinitely but may be cancelled at any time by Dole or the banks, and if cancelled, any outstanding amounts would be due on demand.